Scudder U.S. Treasury Money Fund

Semiannual Report
December 31, 1996

Pure No-Load(TM) Funds

A money market fund investing in short-term U.S. government securities. For investors seeking current income plus liquidity and stability of capital.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

2    In Brief
3    Letter from the Fund's President
4    Portfolio Management Discussion
6    Investment Portfolio
7    Financial Statements
10   Financial Highlights
11   Notes to Financial Statements
13   Officers and Trustees
14   Investment Products and Services
15   How to Contact Scudder


                                    In Brief

o Scudder U.S. Treasury Money Fund provided a 4.34% 7-day net annualized yield as of December 31, 1996.

o After the Federal Reserve declined to raise interest rates in September, we increased the Fund's average maturity to capture higher yields.

o The Fund's total return for the six-month period was 2.28%, compared with the 2.35% average return of the 97 U.S. Treasury money funds tracked by Lipper Analytical Services.

                          2 - SCUDDER U.S. TREASURY MONEY FUND

                        Letter From the Fund's President

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     This semiannual report for Scudder U.S. Treasury Money Fund covers a period of strength for both the U.S. economy and financial markets. The economy has been experiencing an expansion of record length, and while a mild recession would not be a surprise this year, there are few reasons to question the economy's long-term strength. While the markets will always surge and dip in response to short-term indicators, we believe many long-term structural factors such as deregulation, globalization, and technology are setting the stage for an extended period of global economic growth without harmful levels of inflation.

     Money market funds generally provided attractive returns during the semiannual period for those investors seeking a stable share price and an interest-paying alternative to cash. For the six months covered by this report, Scudder U.S. Treasury Money Fund's total return was 2.28%, compared with the 2.35% average return of the 97 U.S. Treasury money funds tracked by Lipper Analytical Services. Money funds consistently attracted assets, ending the year at approximately $910 billion in total assets, according to IBC's Money Fund Report.

     I'd like to take this opportunity to introduce you to the new Lead Portfolio Manager of Scudder U.S. Treasury Money Fund, David Wines. David joins the management team with eight years of investment experience. Robert Neff, who joined Scudder in 1972, has retired. We thank him for his many years of outstanding service and wish him the best.

     Finally, Scudder recently launched an innovative new product called Scudder Pathway Series. Pathway Series is a collection of four distinct mutual fund portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a select mix of Scudder Funds designed to help achieve a specific investment objective. For more information on this and other Scudder Fund products and services, please turn to page 14. Should you have any questions about your Fund or investments, please contact a Scudder Investor Relations representative at 1-800-225-2470, or access our Web site at http://funds.scudder.com.


Sincerely,
/s/David S. Lee
David S. Lee
President,
Scudder U.S. Treasury Money Fund

                          3 - SCUDDER U.S. TREASURY MONEY FUND

                         Portfolio Management Discussion

Dear Shareholders,

The second half of 1996 provided money market investors with respectable yields, although a much anticipated increase in short-term interest rates failed to materialize. Scudder U.S. Treasury Money Fund provided a 4.34% 7-day net annualized yield as of December 31, 1996, translating into 4.44% for the same period with the reinvestment of dividends. The Fund's total return for the semiannual period was 2.28%, compared with the 2.35% average return of the 97 U.S. Treasury money funds tracked by Lipper Analytical Services.

                                 The Market Mood

1996 was a noteworthy year for U.S. stocks, with enthusiasm for bonds dimmed considerably as a result. While stock market investing proved rewarding, with the S&P 500 Index increasing almost 23% for the year, the ride was nothing less than turbulent. During the six months covered by this report, stock returns were on occasion hit hard by inflation fears arising from surprisingly strong economic indicators. Bond returns for the year were generally mediocre, as long-term rates ended the year higher, although fixed-income prices ratcheted down somewhat over the last six months of 1996.

Money funds provided a haven for those uncomfortable with the market's short-term gyrations, as well as for those who desired a convenient resting place for their savings. During the six-month period, $82 billion flowed into money funds overall, with industry-wide money fund assets reaching $910 billion by the end of December.

Money managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Once the Federal Reserve declined to raise rates in September, sentiment shifted and money fund managers began extending maturities to capture higher yields.

                             Locating Opportunities

Scudder U.S. Treasury Money Fund's average maturity hovered in the 40-45 day range in September in anticipation of the Federal Reserve Board meeting. After the meeting, we increased the Fund's average maturity. While the defensive position prepared us for a rate increase, the tradeoff was the lost opportunity to capture the superior yields offered by longer-maturity instruments. As of December 31, the Fund's average maturity stood at 52 days.

At the close of the period, 97% of the Fund was invested in U.S. Treasury obligations. These securities are backed by the U.S. government, providing the Fund with a measure of safety beyond that offered by conventional money funds, which already are considered among the most conservative of investments. Moreover, the income generated by Treasury securities is exempt from both state and local income taxes.

The small remainder of the Fund's assets was invested in repurchase agreements, a form of short-term loan that typically provides liquidity and a yield advantage over money market instruments with comparable maturities.

                          4 - SCUDDER U.S. TREASURY MONEY FUND

                                The Coming Months

Absent any unforeseen shocks, 1997 should provide investors with moderate economic growth, stable to higher stock prices, and stable to moderately lower interest rates. While always a possibility, we don't expect the Federal Reserve to lower interest rates any time soon.

In this environment, we plan to favor money market securities at the longer end of the maturity spectrum in order to garner attractive yields. Our focus will remain on quality as we select investments to maintain Scudder U.S. Treasury Money Fund's stable share price and competitive yield. We believe Scudder U.S. Treasury Money Fund remains an appropriate place for your short-term investment needs.

Please call a Scudder representative at 1-800-225-2470 should you have any questions about your Fund. Thank you for choosing Scudder U.S. Treasury Money Fund.

Sincerely,
Your Portfolio Management Team

/s/David B. Wines        /s/Stephen L. Akers
David B. Wines           Stephen L. Akers

/s/Debra A. Hanson       /s/K. Sue Cote
Debra A. Hanson          K. Sue Cote

                          5 - SCUDDER U.S. TREASURY MONEY FUND

        Investment Portfolio as of December 31, 1996 (Unaudited)

                                                       Principal      Value ($)
                                                       Amount ($)      (Note A)
--------------------------------------------------------------------------------
Repurchase Agreements 3.0%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin
 & Jenrette dated 12/31/96 at 6.7%, to be
 repurchased at $7,666,853 on 1/2/97,
 collateralized by a $7,559,000 U.S. Treasury
 Note, 7.375%, 11/15/97 ............................     7,664,000     7,664,000

Repurchase Agreement with State Street Bank
 and Trust Company dated 12/31/96 at 6.0%, to
 be repurchased at $5,266,755 on 1/2/97,
 collateralized by a $4,965,000 U.S.
 Treasury Bond, 7.125%, 2/15/23 ....................     5,265,000     5,265,000
--------------------------------------------------------------------------------
Total  Repurchase Agreements (Cost $12,929,000)                       12,929,000
--------------------------------------------------------------------------------

U. S. Treasury Obligations 97.0%
--------------------------------------------------------------------------------
U.S. Treasury Bill, 4.17%*, 1/2/97 .................    15,000,000    14,996,528

U.S. Treasury Bill, 4.65%*, 1/9/97 .................    90,000,000    89,895,607

U.S. Treasury Bill, 4.58%*, 1/16/97 ................    45,000,000    44,908,535

U.S. Treasury Bill, 4.66%*, 1/23/97 ................    50,000,000    49,851,707

U.S. Treasury Bill, 4.61%*, 1/30/97 ................    20,000,000    19,923,476

U.S. Treasury Bill, 4.88%*, 2/6/97 .................    60,000,000    59,700,300

U.S. Treasury Bill, 4.63%*, 2/13/97 ................    30,000,000    29,831,212

U.S. Treasury Bill, 4.86%*, 3/6/97 .................    10,000,000     9,913,000

U.S. Treasury Bill, 4.88%*, 3/13/97 ................    15,000,000    14,855,100

U.S. Treasury Bill, 4.91%*, 4/17/97 ................    25,000,000    24,640,500

U.S. Treasury Bill, 5.05%*, 4/24/97 ................    20,000,000    19,685,200

U.S. Treasury Bill, 5.12%*, 5/22/97 ................    10,000,000     9,802,100

U.S. Treasury Bill, 5.13%*, 5/29/97 ................    10,000,000     9,792,200

U.S. Treasury Bill, 5.22%*, 7/24/97 ................     5,000,000     4,855,650

U.S. Treasury Bill, 5.39%*, 10/16/97 ...............    19,000,000    18,212,260
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $420,846,227)                  420,863,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $433,775,227)(a)          433,792,375
--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $433,775,227. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $17,148. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $46,388 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $29,240.

*    Yield to maturity, not a coupon rate.


    The accompanying notes are an integral part of the financial statements.

                      6 - SCUDDER U.S. TREASURY MONEY FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of December 31, 1996 (Unaudited)


Assets
--------------------------------------------------------------------------------
            Investments, at value (identified
              cost $433,775,227) (Note A) ........................  $433,792,375
            Cash .................................................       700,662
            Receivable on Fund shares sold .......................     6,996,047
            Interest receivable ..................................         2,304
            Other assets .........................................         2,792
                                                                    ------------
            Total assets .........................................   441,494,180

Liabilities
--------------------------------------------------------------------------------
            Payable for Fund shares redeemed .....................  $  5,597,721
            Dividends payable ....................................       176,431
            Accrued management fee (Note B) ......................        39,428
            Other accrued expenses (Note B) ......................       217,046
                                                                    ------------
            Total liabilities ....................................     6,030,626
            --------------------------------------------------------------------
            Net assets, at value                                    $435,463,554
            --------------------------------------------------------------------

 Net Assets
--------------------------------------------------------------------------------
            Net assets consist of:
            Net unrealized appreciation on investments ...........        17,148
            Paid-in capital ......................................   435,446,406
            --------------------------------------------------------------------
            Net assets, at value                                    $435,463,554
            --------------------------------------------------------------------

 Net Asset Value
--------------------------------------------------------------------------------
            Net Asset Value, offering and redemption price
              per share ($435,463,554 / 435,446,406 outstanding
              shares of beneficial interest, $.01 par value,        ------------
              unlimited number of shares authorized) .............  $       1.00
                                                                    ------------


    The accompanying notes are an integral part of the financial statements.

                      7 - SCUDDER U.S. TREASURY MONEY FUND

                             Statement of Operations
                 six months ended December 31, 1996 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
            Interest ............................................  $ 10,658,849
                                                                   ------------
            Expenses:
            Management fee (Note B) .............................  $  1,030,485
            Services to shareholders (Note B) ...................       700,401
            Custodian and accounting fees (Note B) ..............        53,578
            Trustees' fees and expenses (Note B) ................        13,212
            Reports to shareholders .............................        39,290
            Registration fees ...................................        46,675
            Auditing ............................................        17,629
            Legal ...............................................        10,931
            Other ...............................................         9,762
                                                                   ------------
            Total expenses before reductions ....................     1,921,963
            Expense reductions (Note B) .........................      (571,908)
                                                                   ------------
            Expenses, net .......................................     1,350,055
            --------------------------------------------------------------------
            Net investment income                                     9,308,794
            --------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
            Net unrealized appreciation on investments
              during the period .................................        28,463
                                                                   ------------
            Net gain on investments .............................        28,463
            --------------------------------------------------------------------
            Net increase in net assets resulting from operations   $  9,337,257
            --------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                      8 - SCUDDER U.S. TREASURY MONEY FUND

                       Statements of Changes in Net Assets

                                                     Six Months
                                                       Ended
                                                      December
                                                      31, 1996      Year Ended
 Increase (Decrease) in Net Assets                   (Unaudited)  June 30, 1996
--------------------------------------------------------------------------------
         Operations:
         Net investment income .................  $   9,308,794   $  18,888,366
         Net realized gain from investment
           transactions ........................           --             2,458
         Net unrealized appreciation
           (depreciation) on investments during
           the period ..........................         28,463        (136,004)
                                                  -------------   -------------
         Net increase in net assets resulting
           from operations .....................      9,337,257      18,754,820
         Distributions to shareholders:
         From net investment income ............     (9,308,794)    (18,888,366)
                                                  -------------   -------------
         From net realized gains from investment
           transactions ........................         (2,458)           --
                                                  -------------   -------------
         Fund share transactions at net asset
           value of $1.00 per share:
         Shares sold ...........................    372,660,144     641,265,052
         Shares issued to shareholders in
           reinvestment distributions ..........      8,364,251      17,575,662
         Shares redeemed .......................   (341,788,690)   (645,982,556)
                                                  -------------   -------------
         Net increase in net assets from Fund
           share transactions ..................     39,235,705      12,858,158
                                                  -------------   -------------
         Increase in net assets ................     39,261,710      12,724,612
         Net assets at beginning of period .....    396,201,844     383,477,232
                                                  -------------   -------------
         Net assets at end of period ...........  $ 435,463,554   $ 396,201,844
                                                  -------------   -------------


    The accompanying notes are an integral part of the financial statements.

                      9 - SCUDDER U.S. TREASURY MONEY FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                                Ended
                              December
                               31, 1996                                      Years Ended June 30,
                             (Unaudited)     1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning      ---------------------------------------------------------------------------------------------------
   of period .................  $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                ---------------------------------------------------------------------------------------------------
Net investment income ........    .023       .048     .046     .027     .027     .044     .065     .075     .074     .055     .050
Less distributions from
   net investment income
   and net realized gains
   on investment
   transactions (a) ..........   (.023)     (.048)   (.046)   (.027)   (.027)   (.044)   (.065)   (.075)   (.074)   (.055)   (.050)
                                ---------------------------------------------------------------------------------------------------
Net asset value, end of period  $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                ---------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............    2.28**     4.91     4.70     2.74     2.74     4.48     6.71     7.74     7.66     5.69     5.13
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..............     435        396      383      383      305      299      272      198      167      154      143
Ratio of operating expenses,
   net to average daily
   net assets (%) ............     .65*       .65      .65      .65      .65      .65      .82      .98     1.01     1.04      .92
Ratio of operating
   expenses before expense
   reductions, to average
   daily net assets (%) ......     .93*       .92      .90      .90      .85      .85      .91       --       --       --       --
Ratio of net investment
   income to average net
   assets (%) ................    4.48*      4.80     4.61     2.75     2.69     4.31     6.37     7.46     7.41     5.54     4.95

(a) Net realized capital gains were less than 6/10 of 1(cent) per share.
*   Annualized
**  Not annualized


                      10 - SCUDDER U.S. TREASURY MONEY FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which have remaining maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the calculated mean between the over-the-counter bid and asked prices, using quotations supplied by independent registered broker/dealers. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at identified cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis (which in most instances, is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                      11 - SCUDDER U.S. TREASURY MONEY FUND

                               B. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of its average daily net assets computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed not to impose all or a portion of its management fee until October 31, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets. Accordingly, for the six months ended December 31, 1996, the Adviser did not impose a portion of its fees amounting to $571,908, and the portion imposed amounted to $458,577, of which $39,428 is unpaid at December 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SSC aggregated $349,947, of which $59,369 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by STC aggregated $240,161, of which $43,278 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $24,733, of which $4,191 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Trustees' fees and expenses aggregated $13,212.


                      12 - SCUDDER U.S. TREASURY MONEY FUND

                              Officers and Trustees

David S. Lee*
President and Trustee

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Stephen L. Akers*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Dudley H. Ladd*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

David Wines*
Vice President

*Scudder, Stevens & Clark, Inc.


                          13 - SCUDDER U.S. TREASURY MONEY FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
     Scudder U.S. Treasury Money Fund
     Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

Tax Free+
---------
     Scudder Limited Term Tax Free Fund
     Scudder Medium Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder High Yield Tax Free Fund
     Scudder California Tax Free Fund*
     Scudder Massachusetts Limited Term Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund
     Scudder GNMA Fund
     Scudder Income Fund
     Scudder High Yield Bond Fund

Global Income
-------------
     Scudder Global Bond Fund
     Scudder International Bond Fund
     Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
     Scudder Balanced Fund
     Scudder Growth and Income Fund

U.S. Growth
-----------
     Value
        Scudder Large Company Value Fund
        Scudder Value Fund
        Scudder Small Company Value Fund
        Scudder Micro Cap Fund

     Growth
        Scudder Classic Growth Fund
        Scudder Quality Growth Fund
        Scudder Development Fund
        Scudder 21st Century Growth Fund

Global Growth
-------------
     Worldwide
        Scudder Global Fund
        Scudder International Fund
        Scudder Global Discovery Fund
        Scudder Emerging Markets Growth Fund
        Scudder Gold Fund

     Regional
        Scudder Greater Europe Growth Fund
        Scudder Pacific Opportunities Fund
        Scudder Latin America Fund
        The Japan Fund

Asset Allocation
----------------
     Scudder Pathway Conservative Portfolio
     Scudder Pathway Balanced Portfolio
     Scudder Pathway Growth Portfolio
     Scudder Pathway International Portfolio

Retirement Programs
-------------------
     IRA
     SEP IRA
     SIMPLE IRA
     Keogh Plan
     401(k), 403(b) Plans
     Scudder Horizon Plan *++++++(a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income Opportunities Fund, Inc.



For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. ++++++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                          14 - SCUDDER U.S. TREASURY MONEY FUND

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

     For existing account services and transactions
       Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
       Scudder Electronic Account Services -- http://funds.scudder.com

     For information about your Scudder accounts, exchanges and redemptions
       Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
       Scudder Investor Relations  -- 1-800-225-247
                                      Investor_Relations@scudder.com

       Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans
       Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
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     To receive information about this discount brokerage service and to obtain an application
       Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
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     The Scudder Funds
     P.O. Box 2291
     Boston, Massachusetts
     02107-2291

Or Stop by a Scudder Funds Center
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     Many shareholders enjoy the personal, one-on-one service of the Scudder
     Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

          Boca Raton          Chicago         San Francisco
          Boston              New York

     For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

     For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.



Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses.

Please read it carefully before you invest or send money.

                          15 - SCUDDER U.S. TREASURY MONEY FUND

                 Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

Shares of Scudder U.S. Treasury Money Fund are not insured or guaranteed by the U.S. government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER